Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on form 10-Q for the Quarter Ended March 31, 2013 (the “Report”) by Plures Technologies, Inc., the undersigned hereby certifies that:

1.	The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

August 14, 2013	/s/ David R. Smith
David R. Smith
Chief Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on form 10-Q for the Quarter Ended March 31, 2013 (the “Report”) by Plures Technologies, Inc., the undersigned hereby certifies that:

1.	The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

August 14, 2013	/s/ Harmandip Kullar
Harmandip Kullar
Chief Financial Officer